UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 30, 2009

TAUBMAN CENTERS, INC.
(Exact Name of Registrant as Specified in its Charter)

Michigan
(State of Other Jurisdiction of Incorporation)

1-11530	38-2033632
(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Long Lake Road, Suite 300, Bloomfield Hills, Michigan	48304-2324
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 258-6800

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events.

On January 30, 2009, Taubman Centers, Inc. (the Company) issued a press release announcing that it intends to immediately seek an appeal of a decision handed down on January 29, 2009 by the Appellate Division of the Supreme Court of the State of New York that has reversed the June 11, 2008 favorable order issued by New York State Supreme Court Justice Jeffrey Spinner directing the Town of Oyster Bay Board to issue a long-delayed special use permit for The Mall at Oyster Bay.  The court also upheld the Town Board’s demand for a supplemental environmental impact statement (SEIS) for a 750,000 square foot mall.  The Company is currently evaluating the impact of this court decision on its financial statements.  A copy of the press release is attached as Exhibit 99 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

99	Press Release, dated January 30, 2009, entitled “Court Ruling Delays Oyster Bay Mall.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2009	TAUBMAN CENTERS, INC.

By: /s/ Esther R. Blum
Esther R. Blum
Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99	Press Release, dated January 30, 2009, entitled “Court Ruling Delays Oyster Bay Mall.”